                                                                      Exhibit 24

                                    POWER OF ATTORNEY

             I, the undersigned Director and/or Officer of Meritor Automotive, Inc., a Delaware corporation (the "Company"), hereby constitute VERNON G. BAKER, II, MARK R. SCHAITKIN and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 30, 1999, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

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      Signature                     Title                                  Date
      ---------                     -----                                  ----

 /s/ Larry D. Yost                 Chairman of the Board and               November 10, 1999
-------------------                Chief Executive Officer
Larry D. Yost                      (principal executive officer)
                                   and Director


/s/ Joseph B. Anderson, Jr.        Director                                November 10, 1999
---------------------------
Joseph B. Anderson, Jr.

/s/ Rhonda L. Brooks               Director                                November 10, 1999
---------------------------
Rhonda L. Brooks

/s/ Donald R. Beall               Director                                 November 10, 1999
---------------------------
Donald R. Beall

/s/ John J. Creedon                Director                                November 10, 1999
---------------------------
John J. Creedon

/s/ Charles H. Harff               Director                                November 10, 1999
---------------------------
Charles H. Harff

/s/ Victoria B. Jackson            Director                                November 10, 1999
---------------------------
Victoria B. Jackson

/s/ James E. Marley                Director                                November 10, 1999
---------------------------
James E. Marley

/s/ Harold A. Poling               Director                                November 10, 1999
---------------------------
Harold A. Poling

/s/ Thomas A. Madden               Senior Vice President, Finance,         November 10, 1999
---------------------------        and Chief Financial Officer
Thomas A. Madden                   (principal financial officer)


/s/ Diane M. Stelfox               Vice President and Controller           November 10, 1999
---------------------------        (principal accounting officer)
Diane M. Stelfox

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